UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

VSUS TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-51274 (Commission File Number)	43-2033337 (IRS Employer Identification No.)

18565 Soledad Canyon Rd., #153, Canyon Country, CA

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (310) 309-9080

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

ITEM 4.   CHANGES IN CERTIFYING ACCOUNTANT

(a)   On February 15, 2012, Malcolm L. Pollard, Inc. , VSUS Technologies Incorporated’s, (the “Registrant”) independent registered public account ing firm resigned.

The reports of Malcolm L. Pollard, Inc.'s on the Registrant’s financial statements for the fiscal year s ended December 31, 2009 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the report s did contain a n explanatory paragraph related to the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal years ended December 31, 2009 and 2010, and the subsequent period through the date of this report , there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Malcolm L. Pollard, Inc., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(v) of Regulation S-K.

We furnished Malcolm L. Pollard, Inc. with a copy of this disclosure on March 7, 2012, providing Malcolm L. Pollard, Inc. with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree (“Auditors Letter”).  A letter from Malcolm L. Pollard, Inc. has been provided as of March 16, 2012 attached hereto as exhibit 16.1

(b)   Effective as of March 7, 2012, our Board appointed   MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm.  Prior to our engagement of MaloneBailey, neither us nor anyone acting on our behalf consulted MaloneBailey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that MaloneBailey concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1. Malcolm Pollard Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2012

VSUS TECHNOLOGIES, INC.

By:/s/KYLE GOTSHALK

Name: Kyle Gotshalk

Title: Chief Executive Officer

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